Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Tilden Park Investment Master Fund LP (the “Company”)

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: Ascent 2022-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Tilden Park_20220331_20220516_Deliverable.xlsx” provided to us on May 16, 2022 by the Servicer (defined below) on behalf of the Company, containing information on 18,017 student loans (the “Student Loans”) as of March 31, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Ascent 2022-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means March 31, 2022.

•	The term “Servicer” means the Company’s third-party servicer servicing the Student Loans

•	The term “Sources” means the following information provided by the Servicer on behalf of the Company for the Selected Student Loans (defined below):

•	Promissory Note

•	Truth-in-Lending Disclosure Statement

•	Credit Report of the Borrower and Cosigner

•	Postponement Request Form

•	Screenshots from the Servicer’s system: Loan Information, Transaction History (Exclude Reversals), Transaction History—Revesals, Incentives History, Deferments / Forbearances, and Address History

The Sources were represented by the Company to be copies of the original Sources or electronic records contained within the Servicer’s system.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Student Loans from the 17,035 fully-disbursed Student Loans, where the FullyDisbursedFlag field is “1,” contained in the Data File (the “Selected Student Loans”). A listing of the Selected Student Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Student Loans we were instructed to randomly select from the Data File.

B.

For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources, or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Loan Client ID	Originating Loan ID on Loan Information screenshot

Application ID	Loan Number on Promissory Note, and Account Number on Truth-in-Lending Disclosure Statement

Original Principal Balance	Total of disbursements on Transaction History (Exclude Reversals) screenshot or Total Loan Amount on Truth-in-Lending Disclosure Statement

Current Principal Balance

Current Loan Balance on Loan Information screenshot

The Company informed us that for loans that entered into forbearance status, all interest that had been previously capitalized was reversed. As such, for Selected Student Loans #90 and #148, recompute the Current Principal Balance by adding back the capitalized interest appearing as a reversal on the Transaction History – Reversals screenshot to the Current Loan Balance on the Loan Information screenshot.

Attribute	Sources / Instructions
Loan Type (Fixed/ Variable)	Promissory Note

Index	Truth-in-Lending Disclosure Statement

Margin

For Selected Student Loans with Loan Type “Fixed,” the interest rate in Truth-in-Lending Disclosure Statement

For Selected Student Loans with Loan Type “Variable,” the margin in Truth-in-Lending Disclosure Statement

ACH Incentive

Total Incentive Discount on Loan Information screenshot

For Selected Student Loans #49 and #74, the ACH Incentive in the Data File was 0.00% and the Total Incentive Discount on Loan Information screenshot was 0.25%. The Company informed us the ACH Incentive was scheduled to begin after the Cutoff Date. This was not considered an exception.

Loan Status

Consider the Loan Status to be:

- “IN” if the Cutoff Date was before the Grad Date on the Loan Information screenshot,

- “GR” if the Cutoff Date was after the Grad Date and before the Repayment Begin Date on the Loan Information screenshot, or

- “RP” if the Cutoff Date was after the Repayment Begin Date on the Loan Information screenshot.

For Selected Student Loans #135 and #139, where the Grad Date changed after the Cutoff Date, recompute the Loan Status using the last Grad Date record before the Cutoff Date that appeared on the Deferments / Forbearances screenshot.

Loan Status—Morphed	Compare to Loan Status in the Data File. If Loan Status is “RP” and Repayment Type is not “Level,” then consider the information to be in agreement if Loan Status—Morphed was “IN.”

Repayment Type	For Selected Student Loans with Loan Status—Morphed “RP,” consider the information to be in agreement if the Repayment Type is “Level.” For other Selected Student Loans, compare to Current Repayment Schedule on Loan Information screenshot.

Attribute	Sources / Instructions

Deferment Grace End Date

Consider the information to be in agreement if:

-   Loan Status is “RP” and Deferment Grace End Date is blank in the Data File, or

-   Loan Status is “IN” or “GR” and Deferment Grace End Date is the day preceeding the Repayment Begin Date on Loan Information screenshot.

For Selected Student Loans #135 and #139, where the Repayment Begin Date changed after the Cutoff Date, compare the Deferment Grace End Date to the last Grace End Date record before the Cutoff Date that appeared on the Deferments / Forbearances screenshot.

Loan State	Promissory Note or Address History screenshot

First Disbursement Date	The first Disbursement Date on Transaction History (Exclude Reversals) screenshot or the Original First Disbursement Date on Loan Information screenshot

Remaining Term (months)	Payment Remaining on Loan Information screenshot, plus the number of principal payments made after the Cutoff Date, if any, appearing on the Transaction History (Exclude Reversals) screenshot

Borrower FICO	Credit Report for Borrower

Cosigner FICO	Credit Report for Cosigner

Origination School	Promissory Note or Loan Information screenshot. Differences related to spelling of name of campus or college in the school are not considered exceptions.

Origination Program Type	Program Type corresponding to the Origination School appearing on the website https://nces.ed.gov/globallocator

Origination School Type	School Type corresponding to the Origination School appearing on the website https://nces.ed.gov/globallocator

We found such information to be in agreement with the respective information contained in the Sources except as listed in Exhibit B.

A.

For each Selected Student Loan, we observed the presence of the borrower’s and co-signer’s signatures on the Promissory Note. We performed no procedures to assess compliance with any signatory requirements or confirm the authenticity of the signatures.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company or the Servicer on behalf of the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

May 24, 2022

Exhibit A—The Selected Student Loans

Selected Student Loan#	Student Loan Number*	Selected Student Loan#	Student Loan Number*	Selected Student Loan#	Student Loan Number*
1	20221001	51	20221051	101	20221101
2	20221002	52	20221052	102	20221102
3	20221003	53	20221053	103	20221103
4	20221004	54	20221054	104	20221104
5	20221005	55	20221055	105	20221105
6	20221006	56	20221056	106	20221106
7	20221007	57	20221057	107	20221107
8	20221008	58	20221058	108	20221108
9	20221009	59	20221059	109	20221109
10	20221010	60	20221060	110	20221110
11	20221011	61	20221061	111	20221111
12	20221012	62	20221062	112	20221112
13	20221013	63	20221063	113	20221113
14	20221014	64	20221064	114	20221114
15	20221015	65	20221065	115	20221115
16	20221016	66	20221066	116	20221116
17	20221017	67	20221067	117	20221117
18	20221018	68	20221068	118	20221118
19	20221019	69	20221069	119	20221119
20	20221020	70	20221070	120	20221120
21	20221021	71	20221071	121	20221121
22	20221022	72	20221072	122	20221122
23	20221023	73	20221073	123	20221123
24	20221024	74	20221074	124	20221124
25	20221025	75	20221075	125	20221125
26	20221026	76	20221076	126	20221126
27	20221027	77	20221077	127	20221127
28	20221028	78	20221078	128	20221128
29	20221029	79	20221079	129	20221129
30	20221030	80	20221080	130	20221130
31	20221031	81	20221081	131	20221131
32	20221032	82	20221082	132	20221132
33	20221033	83	20221083	133	20221133
34	20221034	84	20221084	134	20221134
35	20221035	85	20221085	135	20221135
36	20221036	86	20221086	136	20221136
37	20221037	87	20221087	137	20221137
38	20221038	88	20221088	138	20221138
39	20221039	89	20221089	139	20221139
40	20221040	90	20221090	140	20221140
41	20221041	91	20221091	141	20221141
42	20221042	92	20221092	142	20221142
43	20221043	93	20221093	143	20221143
44	20221044	94	20221094	144	20221144
45	20221045	95	20221095	145	20221145
46	20221046	96	20221096	146	20221146
47	20221047	97	20221097	147	20221147
48	20221048	98	20221098	148	20221148
49	20221049	99	20221099	149	20221149
50	20221050	100	20221100	150	20221150

*	The Servicer has assigned a unique Loan Client ID to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Servicer’s Loan Client ID’s.

A-1

Exhibit B—Exceptions List

Selected Student Loan #	Student Loan Number	Attribute	Per Data File	Per Sources
69	2022069	Remaining Term (in months)	120	121
135	2022135	Loan Status	GR1	IN
150	2022150	Repayment Type	Level	Interest Only

[1]	The Loan Status in the Data File was based on the new graduation date that was recorded in the Servicer’s system after the Cutoff Date.

B-1